EXHIBIT 10.3

               CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                  BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

                   OMITTED PORTIONS HAVE BEEN SEPARATELY FILED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 3
                                       TO
                      MEDIA GATEWAY SERVICES AGREEMENT III

     THIS AMENDMENT NO 3. TO MEDIA GATEWAY SERVICES AGREEMENT III ("AMENDMENT") dated as of March 1, 2001, is by and among Qwest Communications Corporation, a Delaware corporation ("QCC"), Qwest Communications International Inc., a
Delaware corporation ("QCI") ("QCC" and "QCI" being collectively defined as "Qwest") and KMC Telecom VI Inc., a Delaware corporation ("KMC").

     WHEREAS, Qwest and KMC are parties to that certain Media Gateway Services Agreement III, dated as of June 30, 2000 and as amended by Amendment No. 1, dated as of August 31, 2000 and Amendment No. 2, dated as of November 1, 2000 (as so amended by Amendments No. 1 and No. 2 or otherwise amended, modified or supplemented from time to time, the "MGS AGREEMENT") pursuant to which, among other things, KMC has agreed to provide to Qwest, and Qwest has agreed to compensate KMC for, certain services; and

     WHEREAS, the parties have agreed to amend the MGS Agreement on the following terms;


     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KMC and Qwest agree as follows:

     1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the MGS Agreement.

     2. AMENDMENT TO THE MGS AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the MGS Agreement shall be and hereby is amended as follows:

          (a) APPENDIX A TO SCHEDULE 1 is hereby amended to read in its entirety as follows:

          "5. Qwest shall be entitled to receive a cash payment equal to [TEXT DELETED] of any payments or credits which KMC receives from any provider of ingress or egress trunks for the MGS Circuits. To the extent received from such provider, KMC shall pay Qwest within [TEXT DELETED] of the end of each calendar quarter during the Term.

               In the event any amount received by KMC from a provider of ingress or egress is required to be returned by KMC pursuant to a requirement of law or order of any court or regulatory authority ("Forfeited Amount"), KMC shall have the right to bill Qwest for [TEXT DELETED] of such Forfeited Amount, up to a maximum of the total amount previously paid to Qwest under this paragraph, and Qwest shall, within [TEXT DELETED], repay such amounts to KMC."

     3. REFERENCE TO AND EFFECT ON THE MGS AGREEMENT.

          (a) The MGS Agreement,  as amended  hereby,  and all other  documents, instruments and agreements executed and/or delivered in connection therewith, remains in full force and effect, and are hereby ratified and confirmed.

          (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Qwest or KMC, nor constitute a waiver of any provision of the MGS Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE MGS AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     5. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     6.   COUNTERPARTS.   This   Amendment  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



KMC Telecom VI Inc.

By: /S/ CONSTANCE LOOSEMORE
    -----------------------

Name: CONSTANCE LOOSEMORE
      ---------------------

Title: --------------------


Qwest Communications Corporation

By: /S/ RICK WESTON
    -----------------------

Name: RICK WESTON
      ---------------------

Title: SVP-QIS
       --------------------


Qwest Communications International Inc.

By: /S/ YASH RANA
    -----------------------

Name: YASH RANA
      ---------------------

Title: ASSOCIATE GENERAL COUNCIL
       -------------------------


Agreed and Consented to:

Dresdner Kleinwort Benson North America Leasing, Inc.


By: /S/ JAY MATHEWSON      /S/ ERIC DOLLMAN
    -----------------      ----------------

Name: JAY MATHEWSON        ERIC DOLLMAN
      ---------------      ----------------

Title: PRESIDENT           ASSISTANT VICE PRESIDENT
       --------------      ------------------------



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